UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22011

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York		10036
(Address of principal executive offices)		(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	January 31, 2019

Item 1.  Schedule of Investments.

The Registrant’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Portfolio of Investments

First Quarter Report

January 31, 2019 (unaudited)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Fixed Income Securities (93.1%)
Argentina (2.5%)
Corporate Bonds (2.5%)
Autonomous City of Buenos Aires Argentina,
BADLAR + 3.25%, 48.97%, 3/29/24 (a)	ARS	92,677	$2,345
Banco Hipotecario SA,
3 Month USD LIBOR + 4.00%, 48.63%, 11/7/22 (a)(b)		25,000	650
Provincia de Buenos Aires,
BADLAR + 3.83%, 51.03%, 5/31/22 (a)		218,010	5,629
Provincia de Mendoza Argentina,
BADLAR + 4.38%, 51.06%, 6/9/21 (a)		172,370	4,450
Tarjeta Naranja SA,
BADLAR + 3.50%, 48.13%, 4/11/22 (a)(b)		$5,150	1,977
YPF SA,
BADLAR + 4.00%, 51.73%, 7/7/20 (a)(b)		9,137	3,754
			18,805
Brazil (15.3%)
Sovereign (15.3%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/21 — 1/1/25	BRL	392,361	113,518

Chile (1.0%)
Sovereign (1.0%)
Bonos de la Tesoreria de la Republica en pesos,
5.00%, 3/1/35	CLP	3,570,000	5,721
Chile Government International Bond,
5.50%, 8/5/20		1,165,000	1,828
			7,549
Colombia (5.6%)
Corporate Bond (0.2%)
Fideicomiso PA Costera, TIPS
6.25%, 1/15/34 (b)	COP	4,979,415	1,633

Sovereign (5.4%)
Colombia Government International Bond,
9.85%, 6/28/27		1,466,000	580
Colombian TES,
6.00%, 4/28/28		15,000,000	4,629
7.75%, 9/18/30		16,848,100	5,804
10.00%, 7/24/24		44,128,500	16,737
11.00%, 7/24/20		14,087,000	4,928
Financiera de Desarrollo Territorial SA Findeter,
7.88%, 8/12/24 (b)		21,492,000	7,058
			39,736
			41,369
Dominican Republic (0.1%)
Sovereign (0.1%)
Dominican Republic International Bond,
8.90%, 2/15/23 (b)	DOP	22,000	422

Georgia (0.7%)
Corporate Bond (0.7%)
Bank of Georgia JSC,
11.00%, 6/1/20 (b)	GEL	14,300	5,413

Hungary (3.5%)
Sovereign (3.5%)
Hungary Government Bond,
3.00%, 10/27/27	HUF	3,481,590	12,860
5.50%, 6/24/25		2,992,920	12,854
			25,714
India (2.9%)
Sovereign (2.9%)
India Government Bond,
8.40%, 7/28/24	INR	1,445,000	21,285

Indonesia (9.1%)
Sovereign (9.1%)
Indonesia Treasury Bond,
8.38%, 3/15/34	IDR	291,441,000	21,098
8.75%, 5/15/31		412,855,000	30,670
9.00%, 3/15/29		204,725,000	15,629
			67,397
Malaysia (4.5%)
Sovereign (4.5%)
Malaysia Government Bond,
3.96%, 9/15/25	MYR	27,854	6,794
4.18%, 7/15/24		86,575	21,397
4.23%, 6/30/31		19,500	4,728
			32,919
Mexico (10.0%)
Sovereign (10.0%)
Mexican Bonos,
Series M
6.50%, 6/10/21	MXN	137,760	6,946
7.50%, 6/3/27		212,300	10,487
7.75%, 5/29/31		113,776	5,569
8.00%, 12/7/23		129,000	6,693
10.00%, 12/5/24		97,500	5,507
Petroleos Mexicanos,
(Units)
7.65%, 11/24/21 (b)(c)		791,300	38,620
			73,822
Peru (3.9%)
Sovereign (3.9%)
Peru Government Bond,
(Units)
5.70%, 8/12/24 (c)	PEN	44,037	13,770
6.15%, 8/12/32 (b)		20,660	6,322
Peruvian Government International Bond,
(Units)
5.70%, 8/12/24 (b)(c)		14,001	4,378

8.20%, 8/12/26 (c)		13,154	4,656
			29,126
Poland (9.9%)
Sovereign (9.9%)
Poland Government Bond,
5.25%, 10/25/20	PLN	75,898	21,735
Republic of Poland Government Bond,
3.25%, 7/25/25		29,850	8,435
5.75%, 9/23/22		141,500	43,210
			73,380
Romania (1.2%)
Sovereign (1.2%)
Romania Government Bond,
4.75%, 2/24/25	RON	31,330	7,627
5.80%, 7/26/27		6,090	1,580
			9,207
Russia (5.2%)
Sovereign (5.2%)
Russian Federal Bond - OFZ,
6.40%, 5/27/20	RUB	185,800	2,799
7.00%, 8/16/23		391,387	5,796
7.05%, 1/19/28		61,200	881
7.10%, 10/16/24		500,000	7,382
7.60%, 7/20/22		438,000	6,669
8.15%, 2/3/27		961,800	14,897
			38,424
South Africa (7.3%)
Sovereign (7.3%)
Republic of South Africa Government Bond,
8.25%, 3/31/32	ZAR	37,243	2,579
8.75%, 1/31/44		260,000	17,973
South Africa Government Bond,
6.75%, 3/31/21		83,700	6,291
7.25%, 1/15/20		24	2
7.75%, 2/28/23		54,000	4,074
8.00%, 1/31/30		328,200	22,908
			53,827
Thailand (5.2%)
Sovereign (5.2%)
Thailand Government Bond,
3.63%, 6/16/23	THB	630,000	21,512
3.85%, 12/12/25		477,460	16,826
			38,338
Turkey (3.6%)
Sovereign (3.6%)
Turkey Government Bond,
7.10%, 3/8/23	TRY	19,550	2,891
8.00%, 3/12/25		24,250	3,520
9.20%, 9/22/21		22,000	3,632
10.50%, 1/15/20		29,475	5,340

10.60%, 2/11/26		30,700	5,069
11.00%, 2/24/27		34,850	5,814
			26,266
Uruguay (1.6%)
Sovereign (1.6%)
Uruguay Government International Bond,
8.50%, 3/15/28 (b)	UYU	69,890	1,894
9.88%, 6/20/22		17,260	534
9.88%, 6/20/22 (b)		304,500	9,416
			11,844
Total Fixed Income Securities (Cost $790,775)			688,625

Short-Term Investments (6.9%)
U.S. Treasury Securities (1.2%)
U.S. Treasury Bills,
2.38%, 3/21/19 (d)		$8,230	8,204
2.39%, 3/21/19 (d)		326	325
Total U.S. Treasury Securities (Cost $8,529)			8,529

Shares
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (e) (Cost $19,586)	19,586,499	19,586

	Face Amount (000)
Egypt (3.1%)
Sovereign (3.1%)
Egypt Treasury Bills,
16.30%, 3/5/19	EGP	77,225	4,314
16.40%, 3/5/19		133,550	7,460
16.57%, 3/5/19		204,675	11,430
Total Sovereign (Cost $23,217)			23,204
Total Short-Term Investments (Cost $51,332)			51,319
Total Investments (100.0%) (Cost $842,107) (f)(g)(h)			739,944
Liabilities in Excess of Other Assets			(218,006)
Net Assets			$521,938

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund’s prospectus and/or statement of additional information relating to geographic classifications.

(a)

Floating or Variable rate securities: The rates disclosed are as of January 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(c)	Consists of one or more classes of securities traded together as a unit.
(d)	Rate shown is the yield to maturity at January 31, 2019.
(e)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the three months ended January 31, 2019, advisory fees paid were reduced by approximately $8,000 relating to the Fund’s investment in the Liquidity Funds.

(f)	Securities are available for collateral in connection with open foreign currency forward exchange contracts and futures contracts.
(g)

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the three months ended January 31, 2019, the Fund did not engage in any cross-trade transactions.

(h)

At January 31, 2019, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $16,680,000 and the aggregate gross unrealized depreciation is approximately $124,268,000, resulting in net unrealized depreciation of approximately $107,588,000.

BADLAR	Buenos Aires Deposits of Large Amount Rate.
LIBOR	London Interbank Offered Rate.
OFZ	Obilgatsyi Federal’novo Zaima (Russian Federal Loan Obligation).
TIPS	Treasury Inflation Protected Security.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at January 31, 2019:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	BRL	213,788		$54,382	2/4/19	$(4,235)
JPMorgan Chase Bank NA	BRL	12,700		$3,478	2/4/19	(4)
JPMorgan Chase Bank NA		$58,542	BRL	213,788	2/4/19	75
JPMorgan Chase Bank NA		$3,395	BRL	12,700	2/4/19	87
State Street Bank and Trust Co.	BRL	201,088		$55,064	2/4/19	(71)
State Street Bank and Trust Co.		$53,424	BRL	201,088	2/4/19	1,711
State Street Bank and Trust Co.	BRL	201,088		$53,324	3/6/19	(1,722)
Bank of America NA		$2,132	THB	68,000	3/28/19	47
Bank of America NA	ZAR	52,000		$3,719	3/28/19	(178)
Barclays Bank PLC	MYR	20,000		$4,892	3/28/19	14
BNP Paribas SA	COP	18,230,000		$5,799	3/28/19	(60)
BNP Paribas SA	HUF	1,090,000		$3,890	3/28/19	(74)
BNP Paribas SA	MXN	375,300		$19,405	3/28/19	(69)
BNP Paribas SA		$11,217	CLP	7,565,000	3/28/19	320
BNP Paribas SA		$12,248	CZK	274,100	3/28/19	(49)
BNP Paribas SA		$4,041	RON	16,510	3/28/19	(57)
Goldman Sachs International	INR	1,577,670		$22,009	3/28/19	(43)
Goldman Sachs International	PLN	68,000		$18,104	3/28/19	(193)
Goldman Sachs International	RUB	112,000		$1,666	3/28/19	(36)
UBS AG		$1,465	RON	6,000	3/28/19	(17)
						$(4,554)

Futures Contracts:
The Fund had the following futures contracts open at January 31, 2019:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Depreciation (000)
Short:
German Euro Bund	150	Mar-19	(15,000)	$(28,444)	$(562)
U.S. Treasury 10 yr. Note	89	Mar-19	(8,900)	(10,900)	(309)
					$(871)

ARS	—	Argentine Peso
BRL	—	Brazilian Real
CLP	—	Chilean Peso
COP	—	Colombian Peso
CZK	—	Czech Koruna
DOP	—	Dominican Peso
EGP	—	Egyptian Pound
GEL	—	Georgian Lari
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
INR	—	Indian Rupee
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
PEN		Peruvian Nuevo Sol
PLN	—	Polish Zloty
RON	—	Romanian New Leu
RUB	—	Russian Ruble
THB	—	Thai Baht
TRY	—	Turkish Lira
UYU	—	Uruguay Peso
ZAR	—	South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	89.6%
Short-Term Investments	6.9
Other*	3.5
Total Investments	100.0	%**

*	Industries and/or investment types representing less than 5% of total investments.
**

Does not include open short futures contracts with a value of approximately $39,344,000 and total unrealized depreciation of approximately $871,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $4,554,000.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Notes to the Portfolio of Investments • January 31, 2019 (unaudited)

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820) - Disclosures Framework - Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

Security Valuation: (1) Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service/vendor. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors (the “Directors”). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (3) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund’s Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Value Measurement: FASB Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$25,851	$—	$25,851
Sovereign	—	662,774	—	662,774
Total Fixed Income Securities	—	688,625	—	688,625
Short-Term Investments
U.S. Treasury Securities	—	8,529	—	8,529
Investment Company	19,586	—	—	19,586
Sovereign	—	23,204	—	23,204
Total Short-Term Investments	19,586	31,733	—	51,319
Foreign Currency Forward Exchange Contracts	$—	$2,254	$—	$2,254
Total Assets	19,586	722,612	—	742,198
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(6,808)		(6,808)
Futures Contracts	(871)	—	—	(871)
Total Liabilities	(871)	(6,808)		(7,679)
Total	$18,715	$715,804	$—	$734,519

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

Item 2.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
March 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
March 19, 2019

/s/ Francis Smith
Francis Smith
Principal Financial Officer
March 19, 2019